Mining interests	12 Months Ended
Dec. 31, 2023
Mining interests.
Mining interests
10.	Mining interests

	2023	2022
	$	$
Cost – Beginning of year	583,669	475,621
Acquisition of Tintic	—	169,175
Additions	30,598	49,297
Mining tax credit	152	(6,404)
Asset retirement obligation	(326)	9,248
Depreciation capitalized	4,630	1,141
Share-based compensation capitalized	287	530
Impairment	(160,484)	(140,000)
Other adjustments	—	5,579
Currency translation adjustments	(2,059)	19,482
Cost – End of year	456,467	583,669
Accumulated depreciation – Beginning of year	3,190	—
Depreciation	1,075	2,964
Currency translation adjustments	507	226
Accumulated depreciation – End of year	4,772	3,190

Cost	456,467	583,669
Accumulated depreciation	(4,772)	(3,190)
Net book value	451,695	580,479

NSR Royalty and Streams

OGR (the former parent) holds a 5% NSR royalty on the Cariboo Gold Project (“Cariboo”), owned by Barkerville, a 15% gold and silver stream on the San Antonio property and a 2% to 2.5% stream on all refined metals on the Tintic properties. The Cariboo 5% NSR royalty is perpetual and is secured by a debenture on all of Barkerville movable and immovable assets, including Barkerville’s interest in the property and mineral rights, in an amount of not less than $150 million. The security shall be first ranking, subject to permitted encumbrances.

Impairment assessment

The recent market conditions, industry cost pressures, current inflationary environment and changes in assumptions related to required future capital expenditures, potential mining and processing methods and decrease in contained gold ounces in measured, indicated and inferred resources are considered as indicators of impairment and, accordingly, management of the Company performed an impairment assessment on all its projects. The Company tested its CGUs, for impairment, and recorded impairment charges in 2023 and 2022 based on the results of its impairment assessments. The Company’s assessments reflected a number of significant management assumptions and estimates relating to future cash flows projections and discount rate. Changes in these assumptions could impact the Company’s conclusion in future reporting.

On December 31, 2023, an impairment charge of $160.5 million on the Trixie test mine was recorded and the net assets of the Trixie test mine were written down to their net estimated recoverable amount (including mining interest and property, plant and equipment) of $51.6 million which was determined using a fair value less costs of disposal model based on a discounted cash flows approach. The impairment charge was recorded against the Mining Interests. The main valuation inputs used were the cash flows expected to be generated by the production and sale of gold and silver from the Trixie gold mine over the estimated life of the mine, the expected long-term gold price per ounce and a discount rate of 10.4% applied to the cash flow projections. A sensitivity analysis was performed by Osisko Development’s management for the long-term gold price and the expected contained ounces of gold in the measured, indicated and inferred resources, using reasonably possible changes to these key assumptions. If the long-term gold price per ounce applied to the cash flow projections had been 10% lower than management’s estimates, Osisko Development would have recognized an additional impairment charge of $18.2 million. If the expected number of countained ounces of gold applied to the cash flow projections had been 10% lower than management’s estimates, Osisko Development would have recognized an additional impairment charge of $9.1 million.

On December 31, 2022, an impairment charge of $59.0 million on the Cariboo gold project was recorded and the net assets of the Cariboo gold project were written down to its net estimated recoverable amount (including mining interest and property, plant and equipment) of $435.7 million which was determined by the value-in-use using a discounted cash-flows approach and reflected as an impairment of Mining Interests. The main valuation inputs used were the cash flows expected to be generated by the production and sale of gold from the Cariboo gold project over the estimated life of the mine, based on the expected longterm gold price per ounce costs inflation forecast and the discount rate of 12.6% applied to the cash flow projections. A sensitivity analysis was performed by management of Osisko Development for the long-term gold price and the discount rate, using reasonably possible changes to these key assumptions. If the long-term gold price per ounce applied to the cash flow projections had been 10% lower than management’s estimates, Osisko Development would have recognized an additional impairment charge of $193.0 million. If the discount rate applied to the cash flow projections had been 100 basis points higher than management’s estimates, Osisko Development would have recognized an additional impairment charge of $55.7 million. Based on the estimated recoverable amounts which were determined by the value-in-use using a discounted cash-flows approach and, with a sensitivity analysis performed, management concluded that there was no impairment in the carrying value of the Cariboo gold project as at December 31, 2023.

On September 30, 2022, an impairment charge of $81.0 million on the San Antonio gold project was recorded and the net assets of the San Antonio gold project were written down to its net estimated recoverable amount (including mining interest and property, plant and equipment) of $35.0 million which was determined by the value-in-use using a discounted cash-flows approach and reflected as an impairment of Mining Interests. The main valuation inputs used were the cash flows expected to be generated by the production and sale of gold from the San Antonio gold project over the estimated life of the mine, based on the expected long-term gold price per ounce costs inflation forecast and the discount rate of 19.9% applied to the cash flow projections. A sensitivity analysis was performed by management of Osisko Development for the long-term gold price and the discount rate, using reasonably possible changes to these key assumptions. If the long-term gold price per ounce applied to the cash flow projections had been 10% lower than management’s estimates, Osisko Development would have recognized an additional impairment charge of $35.0 million. If the discount rate applied to the cash flow projections had been 100 basis points higher than management’s estimates, Osisko Development would have recognized an additional impairment charge of $5.8 million. Based on the estimated recoverable amounts which were determined by the value-in-use using a discounted cash-flows approach and, with a sensitivity analysis performed, management concluded that there was no impairment in the carrying value of the San Antonio gold project as at December 31, 2023.

Acquisition of Tintic Consolidated Metals LLC

On May 27, 2022, the Company completed its previously announced acquisition of Tintic Consolidated Metals LLC, which owns the producing Trixie test mine, as well as mineral claims in central Utah’s historic Tintic Mining District (the “Tintic Transaction”).

Under the terms of the Tintic Transaction, the Company funded the acquisition through:

(i)	the issuance of 12,049,449 common shares of Osisko Development;
(ii)	aggregate cash payments of approximately US$58.7 million ($74.7million)
(iii)	the issuance of an aggregate of 2% NSR royalties, with a 50% buyback right in favour of Osisko Development exercisable within five years;
(iv)	US$12.5 million in deferred payments ($15.9 million); and
(v)	the granting of certain other contingent payments, rights and obligations.

During the year ended December 31, 2022, transaction costs related to the acquisition were expensed under general and administrative expenses and amounted to approximately $6.4 million for the year. The total consideration paid amounted to approximately US$156.6 million ($199.5 million). In accordance with IFRS 3, Business Combinations, a business combination is a transaction in which an acquirer obtains control of a business which is defined as an integrated set of activities and assets that is capable of being conducted and managed to provide a return to investors. For an integrated set of activities and assets to be considered a business, the set needs to contain inputs, and processes. The acquisition of Tintic meets the definition of a business combination as Tintic generates revenues and has processes. Consequently, the transaction has been recorded as a business combination.

The table below presents the purchase price allocation for the acquisition:

Consideration paid	$

Issuance of 12,049,449 common shares of Osisko Development	109,656
Cash	63,881
Convertible instruments (i)	10,827
Fair value of deferred consideration of US$12.5 million	13,414
Fair value of other contingent payments, rights and obligations	1,695
199,473

Net assets acquired	$

Cash	871
Other current assets	1,834
Mining assets	169,175
Plant and equipment	13,054
Exploration and evaluation	38,508
Other non-current assets	1,735
Current liabilities	(1,322)
Non-current liabilities	(4,925)
Deferred income tax liability	(19,457)
199,473

(i)Represents the convertible instruments amounting to US$8.5 million ($10.8 million) issued to the sellers prior to the closing of the Tintic Transaction , which were part of the acquisition price.

For the year ended December 31, 2022, the revenues and net earnings (losses) of the acquiree included in the consolidated statement of loss amounted respectively to $22.7 million and  $1.4 million.